UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2024

CANOO INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38824 (Commission File Number)	82-1476189 (I.R.S. Employer Identification Number)

19951 Mariner Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

(424) 271-2144

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GOEV	The Nasdaq Capital Market

Warrants to purchase shares of Common Stock	GOEVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement, Preferred Stock and Warrants

Purchase Agreement

On April 9, 2024 (the “Agreement Date”), Canoo Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with certain special purpose vehicles managed by entities affiliated with Mr. Tony Aquila, the Company’s Chief Executive Officer and Executive Chair (collectively, the “Purchasers”), in connection with the issuance, sale and delivery by the Company of an aggregate of 10,000 of shares (the “Preferred Shares”) of the Company’s Series C Cumulative Perpetual Redeemable Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), which is convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and pursuant to which the Company issued warrants (the “Warrants”) to purchase in the aggregate 4,473,272 shares of Common Stock, for a total aggregate purchase price of $10,000,000. The closing and sale to the Purchasers of the Preferred Shares and Warrants is expected to occur promptly but no later than 20 business days following the Agreement Date, subject to customary closing conditions.

Pursuant to the Purchase Agreement, on or prior to the date that is 20 business days after the Agreement Date, Purchasers or entities affiliated with Purchasers will have the right, but not obligation, to purchase up to an additional $15,000,000 of Preferred Shares and Warrants on substantially identical terms to the transactions contemplated in the Purchase Agreement.

Pursuant to the Purchase Agreement, the Company agreed that if it reasonably determines that the issuance of (i) any shares of Common Stock underlying the Preferred Shares or the Warrants (the “Underlying Reserved Shares”) and (ii) any shares of Common Stock that may be issued, at the option of the Purchasers, for the payment of dividends on the Preferred Stock pursuant to the certificate of designation (the “Certificate of Designation”) for the Preferred Stock (the “Dividend Shares,” and together with the Underlying Reserved Shares, the “Underlying Shares”) would exceed 19.99% of the aggregate number of shares of the Common Stock issued and outstanding as of April 9, 2024 (the “Exchange Cap”), then, following recommendation of the Company’s Board of Directors (the “Board of Directors”), the Company will hold as promptly as reasonably possible a special meeting of its stockholders to approve the issuance of the shares of Common Stock to the Purchasers in excess of the Exchange Cap.

Under the Purchase Agreement, if the Company sells any shares of a series of Preferred Stock and/or rights, options, or warrants to purchase shares of Common Stock or of a series of Preferred Stock, or similar securities (“Qualifying New Securities”), subject to certain exclusions, the Company shall give notice to the Purchasers within 30 days after the issuance of Qualifying New Securities and provide each Purchaser the option to elect to purchase up to the number of Qualifying New Securities on the same terms which equals the greater of (i) that number of Qualifying New Securities having an aggregate purchase price equal to 400% of the aggregate Purchase Price paid by such Purchaser for Preferred Stock and Warrants pursuant to the Purchase Agreement and (ii) the proportion that the Common Stock then held by such Purchaser (including all shares of Common Stock issuable upon conversion or exercise of any Preferred Stock or other derivative securities) bears to the total Common Stock outstanding (assuming the conversion and/or exercise of all Preferred Stock and other derivative securities). Purchasers' participation right will expire and be of no further force and effect upon the redemption or conversion in full of the Preferred Shares. The Purchasers cannot elect to participate if such participation would result in an issuance of Common Stock above the Exchange Cap.

Under the Purchase Agreement, the Company is required to file a shelf registration statement registering the resale by the Purchasers of the Underlying Reserved Shares and an aggregate number of 500,000 Dividend Shares. Additionally, if the number of shares of Common Stock registered on such registration statement is insufficient for the number of Underlying Shares to be issued upon the conversion of Preferred Shares, the payment of the Preferred Stock dividend in Dividend Shares and/or the exercise of the Warrants (a “Subsequent Issuance”), the Company is required to file a separate registration statement within 30 days of such Subsequent Issuance. Except as required by the Purchase Agreement, the Preferred Shares, Warrants and Underlying Shares (collectively, the “Securities”) have not been, and will not be, registered and cannot be sold absent registration of the Securities, under an exemption from registration under the Securities Act of 1933, as amended.

The Purchase Agreement contains customary representations, warranties and covenants of the Company and the Purchasers.

Designation of Preferred Stock

The following is a brief summary of the terms of the Preferred Stock to be issued under the Purchase Agreement. The shares of Preferred Stock will be issued upon the closing of the transactions contemplated by the Purchase Agreement and the filing of the Certificate of Designation with the Delaware Secretary of State.

Ranking and Dividend

The Preferred Stock will rank senior to the Common Stock with respect to dividends and distributions on liquidation, winding-up and dissolution. Each share of Preferred Stock has a stated value of $1,000 (the “Stated Value”). Dividends on the Preferred Stock may be paid in either cash, in kind or, at the option of the holders of the Preferred Stock (the “Holders”), in shares of Common Stock. The Company will pay, subject to certain adjustments, dividends at a rate per annum (the “Dividend Rate”) equal to 7.50% of the Liquidation Preference (as defined below) per Preferred Share from the original issuance date of such Preferred Share through the fifth anniversary of such issuance (the “First Reset Date”). On and after the First Reset Date, the Company will pay a Dividend Rate equal to the Dividend Rate applicable to the prior payment period plus 1.50%. If the Holders elect to receive a cash dividend payment and the Company fails to make a corresponding cash dividend payment (a “Dividend Nonpayment”) for three or more payment periods, the Dividend Rate will increase by an additional 0.25% per annum commencing immediately following the third payment period for which there has been a Dividend Nonpayment and will increase an additional 0.25% per annum every third succeeding Dividend Nonpayment (whether the payment periods to which such Dividend Nonpayments relate are consecutive or non-consecutive); provided, however, the maximum Dividend Rate on the Preferred Stock shall be capped at 12.0% per annum.

Liquidation Preference

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, each Holder will be entitled to payment out of the assets of the Company, prior and in preference to holders of Common Stock, in an amount per share equal to the Stated Value (the “Liquidation Preference”) plus any accumulated and unpaid dividends.

Conversion

Each Holder has the right, at its option, to convert its Preferred Stock, in whole or in part, into fully paid and non-assessable shares of Common Stock at a conversion price equal to the lesser of (i) 120% of the average of the closing sale prices per share of the Common Stock for the ten consecutive trading days immediately preceding the conversion (the “Average Common Stock Price”) (provided that if the Average Common Stock Price is equal to the Floor Price (as defined below), the Conversion Price shall be determined based on 100% of the Average Common Stock Price instead of 120%) and (ii) $2.2355 (such price, the “Conversion Price”); provided that in no event shall the Conversion Price be less than $2.00 (the “Floor Price”). The Conversion Price is subject to customary adjustments, including in the event of any stock split, stock dividend, recapitalization or similar events. The Preferred Stock cannot be converted if such conversion would result in an issuance of Common Stock above the Exchange Cap.

Voting

The holders of the Preferred Stock shall be entitled to vote as a single class with the holders of the Common Stock on all matters submitted to a vote of the holders of Common Stock. With respect to any matter submitted to a vote of the holders of Common Stock, each share of the Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share of the Preferred Stock was convertible on the record date for determining holders of Common Stock entitled to vote on such matter (such date, the “Applicable Record Date”); provided that (i) the aggregate number of votes to which a holder of the Preferred Stock shall be entitled shall be reduced by the aggregate number of shares of Common Stock issued to such holder pursuant shares of Common Stock issued as dividends, (ii) until the Company has obtained the Requisite Shareholder Approval, the amount set forth in the foregoing clause shall not exceed an amount equal to: (x) the total number of shares of Common Stock into which all outstanding shares of the Preferred Stock could be converted as of the Applicable Record Date without violating the Exchange Cap or Beneficial Ownership Limitation (as defined in the Certificate of Designation), divided by (y) the total number of shares of the Preferred Stock outstanding as of the Applicable Record Date and (iii) for purposes of determining the number of votes each share of Preferred Stock is entitled to to vote, the Conversion Price shall not be less than $2.33. As long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Certificate of Designation, (ii) amend or repeal any provision of, or add any provision to, the Company’s Certificate of Incorporation or Amended and Restated Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, if such action would materially and adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Preferred Stock, or (iii) declare or pay any junior dividends or repurchase any junior securities during any time that all accrued dividends on the Preferred Stock have not been paid in full in cash or, at the option of the Holder, in shares of Common Stock.

Optional and Special Optional Redemptions

On or after the fifth anniversary of the original issuance date, or in connection with certain change of control events, the Company may redeem the Preferred Stock for cash at a redemption price equal to 103% of the Liquidation Preference, plus any accumulated and unpaid dividends thereon.

Change of Control

Upon the occurrence of certain change of control events, each Holder will have the right (subject to the Company’s special optional redemption right discussed in the paragraph above) to convert some or all of the shares of Preferred Stock held by such Holder into a number of shares of Common Stock per share of the Preferred Stock to be converted equal to (x) the Liquidation Preference of such Preferred Stock plus any accumulated and unpaid dividends thereon divided by (y) the Conversion Price.

Warrant

In addition, in connection with the Purchase Agreement, the Company will issue to the Purchasers Warrants to purchase in the aggregate 4,473,272 shares of Common Stock at an exercise price of $2.2355. The warrants will be immediately exercisable upon issuance and will expire five years from such issuance. The Warrants include customary adjustment provisions for stock splits, combinations and similar events.

The foregoing descriptions of the Purchase Agreement, Certificate of Designation and Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed herewith as part of Exhibit 10.1, and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference. The issuance of the Preferred Shares and Warrants was exempt from registration pursuant to Section 4(a)(2) of the Securities Act. Each Purchaser represented to the Company that they are each an “accredited investor” as defined in Rule 501 of the Securities Act and that each of the Preferred Shares and Warrants were acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 of this Report is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in Item 1.01 under the heading “Designation of Preferred Stock” above is incorporated into this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Form of Warrant (attached as Exhibit A to Exhibit 10.1).
10.1	Securities Purchase Agreement.*
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

 * Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the U.S. Securities and Exchange Commission upon request.

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the amount of shares of common stock the Company may issue to the Purchasers pursuant to the Purchase Agreement, the amount of proceeds to be received by the Company from the sale of shares of common stock and the uses thereof and related matters. These statements are subject to risks and uncertainties, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2024	CANOO INC.

	By:	/s/ Hector Ruiz
	Name:	Hector Ruiz
	Title:	General Counsel and Corporate Secretary